SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 15 — SUBSEQUENT EVENTS

1) Private Placement

On January 19, 2023, Wetouch Technology Inc., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “Agreement”) with the buyers indicated therein (collectively, the “Buyers”), pursuant to which the Company sold to the Buyers an aggregate of 160,000,000 shares of the common stock (8,000,000 shares post-Reverse Stock Split) of the Company (the “Shares”) for an aggregate purchase price of $40,000,000, or $0.25 per share ($5.00 per share post-Reverse Stock Split). The net proceeds of the offering (after deducting legal and accounting fees and expenses) shall be used by the Company for working capital and general corporate purposes and the repayment of debt.

On January 20, 2023, the Company received net proceeds of $40 million accordingly.

2) Reverse Stock Split

On February 17, 2023, the Board authorized a reverse stock split with a ratio of not less than one to five (1:5) and not more than one to eighty (1:80), with the exact amount and the timing of the reverse stock split to be as determined by the Chairman of the Board. Upon such reverse stock split becoming effective, the number of authorized shares of the common stock of the Company will also be decreased in the same ratio. Pursuant to Nevada Revised Statutes Section 78.209, the reverse stock split does not have to be approved by the shareholders of the Company.